UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

               Investment Company Act file number    811-22080
                                                    -----------


                    First Trust Active Dividend Income Fund
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         --------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         --------------------------------------------------------------
                    (Name and address of agent for service)


     Registrant's telephone number, including area code:    630-765-8000
                                                           --------------

                   Date of fiscal year end:    November 30
                                              -------------

               Date of reporting period:    November 30, 2010
                                           -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


[LOGO OMITTED]  First Trust


                                 ANNUAL REPORT
                               FOR THE YEAR ENDED
                               NOVEMBER 30, 2010


                                  FIRST TRUST
                                ACTIVE DIVIDEND
                                     INCOME
                                      FUND


[LOGO OMITTED]

AVIANCE
------------------
Capital Management

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                 FIRST TRUST ACTIVE DIVIDEND INCOME FUND (FAV)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2010


Shareholder Letter                                                    1
At A Glance                                                           2
Portfolio Commentary                                                  3
Portfolio of Investments                                              8
Statement of Assets and Liabilities                                  12
Statement of Operations                                              13
Statements of Changes in Net Assets                                  14
Financial Highlights                                                 15
Notes to Financial Statements                                        16
Report of Independent Registered Public Accounting Firm              21
Additional Information                                               22
Board of Trustees and Officers                                       25
Privacy Policy                                                       27


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Aviance Capital Management, LLC ("Aviance" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Active Dividend Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Aviance are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                 FIRST TRUST ACTIVE DIVIDEND INCOME FUND (FAV)
                        ANNUAL LETTER FROM THE PRESIDENT
                               NOVEMBER 30, 2010


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Active Dividend Income Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. While the past two years have been challenging, successful investors understand that having a long-term investment perspective through all kinds of markets can help them reach their investing goals. First Trust is a long-term investor and investment manager, and we will continue to bring investments we believe fit investors with long-term goals.

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the twelve months this report covers. I encourage you to read this document and discuss it with your financial advisor.

First Trust offers a variety of products that can fit many financial plans to help those investors who are seeking long-term financial success and we remain committed to bringing you quality investment solutions regardless of the inevitable volatility the market experiences. In addition to going over your investment plan, you may want to talk to your advisor about the investments First Trust offers that might also fit your financial plan.

At First Trust we continue to be committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio. We value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.


Sincerely,


/s/ James A. Bowen

James A. Bowen
President of First Trust Active Dividend Income Fund

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
"AT A GLANCE"
AS OF NOVEMBER 30, 2010 (UNAUDITED)


---------------------------------------------------------------------------
Fund Statistics
---------------------------------------------------------------------------
 Symbol on New York Stock Exchange                                FAV
 Common Share Price                                            $10.47
 Common Share Net Asset Value ("NAV")                           $9.93
 Premium (Discount) to NAV                                      5.44%
 Net Assets Applicable to Common Shares                   $80,301,987
 Current Quarterly Distribution per Common Share (1)          $0.3200
 Current Annualized Distribution per Common Share             $1.2800
 Current Distribution Rate on Closing Common Share Price (2)   12.23%
 Current Distribution Rate on NAV (2)                          12.89%
---------------------------------------------------------------------------



---------------------------------------------------------------------------
                Common Share Price & NAV (weekly closing price)
---------------------------------------------------------------------------

[CHART OMITTED]

             [DATA POINTS REPRESENTED IN CHART]

                    Common Share Price              NAV
11/30/2009                12.14                    10.64
12/4/2009                 12.07                    10.57
12/11/2009                12.27                    10.63
12/18/2009                12.42                    10.67
12/24/2009                12.7                     10.94
12/31/2009                12.62                    10.85
1/8/2010                  13.23                    11.1
1/15/2010                 13.39                    10.99
1/22/2010                 12.19                    10.12
1/29/2010                 12.4                     9.84
2/5/2010                  11.47                    9.81
2/12/2010                 12.31                    10.02
2/19/2010                 12.27                    10.4
2/26/2010                 12.58                    10.31
3/5/2010                  13.35                    10.66
3/12/2010                 13.44                    10.71
3/19/2010                 13.68                    10.67
3/26/2010                 13.58                    10.72
4/1/2010                  14.16                    10.89
4/9/2010                  14.57                    11.04
4/16/2010                 13.3                     11.03
4/23/2010                 12.27                    10.9
4/30/2010                 11.98                    10.58
5/7/2010                  11.73                    9.78
5/14/2010                 11.3                     10.05
5/21/2010                 9.75                     9.56
5/28/2010                 10.23                    9.66
6/4/2010                  10.27                    9.45
6/11/2010                 10.5                     9.74
6/18/2010                 10.88                    10
6/25/2010                 10.6                     9.73
7/2/2010                  9.9                      9.28
7/9/2010                  11.05                    9.78
7/16/2010                 11.44                    9.64
7/23/2010                 10.37                    9.65
7/30/2010                 10.41                    9.62
8/6/2010                  10.29                    9.68
8/13/2010                 10.18                    9.28
8/20/2010                 10.51                    9.14
8/27/2010                 10.37                    9.14
9/3/2010                  10.21                    9.47
9/10/2010                 10.52                    9.47
9/17/2010                 10.45                    9.6
9/24/2010                 10.61                    9.78
10/1/2010                 10.74                    9.81
10/8/2010                 11.13                    9.98
10/15/2010                11.12                    10.08
10/22/2010                10.57                    9.74
10/29/2010                10.65                    9.76
11/5/2010                 10.83                    10.14
11/12/2010                10.5                     9.97
11/19/2010                10.46                    10.02
11/26/2010                10.42                    9.97
11/30/2010                10.47                    9.92


                                                                                               Average Annual
                                                                                                Total Return
                                                             One Year Ended                 Inception (9/20/2007)
                                                               11/30/2010                       to 11/30/2010
FUND PERFORMANCE(3)
 NAV                                                               7.59%                            -5.64%
 Market Value                                                     -1.56%                            -5.41%
INDEX PERFORMANCE
 Russell 1000 Value Index                                          8.95%                            -8.18%
 S&P 500 Index                                                     9.94%                            -5.66%




(1) Most recent distribution paid or declared through 11/30/2010. Subject to change in the future. The distribution was decreased subsequent to 11/30/2010. See Note 8 - Subsequent Events in the Notes to Financial Statements.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 11/30/2010. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
                        Portfolio Commentary (Unaudited)
--------------------------------------------------------------------------------

          FIRST TRUST ACTIVE DIVIDEND INCOME FUND (FAV) ANNUAL REPORT
                 FOR THE TWELVE MONTHS ENDED NOVEMBER 30, 2010

                                  SUB-ADVISOR

Aviance Capital Management, LLC ("Aviance"), a registered investment advisor, is the Sub-Advisor to the First Trust Active Dividend Income Fund. Aviance is an asset management firm focused on managing multi-cap value and growth portfolios and is currently managed by Christian C. Bertelsen, Michael J. Dixon, and Edward
C. Bertelsen, who are all Founding Members of the firm. Aviance is responsible for the day-to-day management of the Fund's portfolio utilizing a team made up of Christian C. Bertelsen, James R. Neel, Edward C. Bertelsen and Mark Belanian. The team has approximately six years of experience working together and approximately 80 years of cumulative industry experience.

                           PORTFOLIO MANAGEMENT TEAM

CHRISTIAN C. BERTELSEN, Chief Investment Officer and Senior Portfolio Manager

Christian C. Bertelsen has over 41 years of investment experience. In November 2004, he became Chief Investment Officer at Global Financial Private Capital ("GFPC"), the incubator company of Aviance. From July 1997 to December 2003, Mr. Bertelsen was director of the value equity group for Phoenix Investment Counsel, during which time he was responsible for developing strategies that focused on the analysis of dividends as a means of identifying undervalued companies and generating income. He served as Chief Investment Officer at Dreman Value Advisors between January 1996 and July 1997, and was a Senior Vice President with Eagle Asset Management between April 1993 and January 1996. From June 1986 to April 1993, Mr. Bertelsen headed the equity investment department at Colonial Advisory Services, Inc., and managed the Colonial Fund. Prior to 1986, he held positions with Batterymarch Financial Management and State Street Bank & Trust Company. Mr. Bertelsen holds an M.B.A. and a B.A. in Economics and History from Boston University.

JAMES R. NEEL, CFA, Portfolio Manager

James R. Neel, CFA, has over 30 years of experience in investment management. While managing equity mutual funds for Kemper in the 1990s, Mr. Neel won a Lipper Award in the Growth and Income category. Mr. Neel also served as the portfolio strategist for Kemper Financial Services; CEO of Dreman Value Advisors, where he worked with Christian Bertelsen; and Partner at Loomis Sayles. Mr. Neel is a graduate of Michigan State University, where he received a B.A. in 1965. He received an M.B.A. from Michigan State University in 1966. Mr. Neel earned the Chartered Financial Analyst designation in 1976 and also served four years as a U.S. Navy officer.

EDWARD C. BERTELSEN, Portfolio Manager - Research

Edward C. Bertelsen has over 14 years of experience in supporting and managing portfolios. He is also responsible for a limited number of selected client relationships. He joined GFPC/Aviance in April 2004 and was instrumental in creating its trading environment. Between March 2001 and April 2004, Mr. Bertelsen was a Senior Portfolio Manager with Salomon Smith Barney. Between November 1996 and March 2001, Mr. Bertelsen was employed by Legg Mason Wood Walker as a Portfolio Manager. He graduated with Honors from Albion College in 1993 with a B.A. in Economics and History and started his financial career with Raymond James in July 1993.

MARK BELANIAN, Portfolio Analyst

Mark Belanian has over 10 years of investment industry experience. Mr. Belanian joined GFPC/Aviance in February 2006 from Merrill Lynch's Global Private Client Group in Sarasota, Florida, where he had worked since February 2005. Mr. Belanian worked with Christian Bertelsen as a portfolio analyst at Phoenix Investment Counsel between June 1998 and January 2005. Mr. Belanian graduated from Trinity College with a B.A. in Modern Language.

FIRST TRUST ACTIVE DIVIDEND INCOME FUND

The primary investment objective of the First Trust Active Dividend Income Fund ("FAV" or the "Fund") is to seek a high level of current income. Its secondary objective is capital appreciation. The Fund pursues its investment objectives by investing at least 80% of its Managed Assets in a diversified portfolio of dividend-paying multi-cap equity securities of both U.S. and non-U.S. issuers that the Fund's Sub-Advisor believes offer the potential for attractive income and/or capital appreciation. Managed assets are defined as the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

--------------------------------------------------------------------------------
                  Portfolio Commentary (Unaudited) (Continued)
--------------------------------------------------------------------------------

MARKET RECAP

This section discusses the primary factors which impacted FAV's two objectives throughout the twelve months ended November 30, 2010.

STEADY ECONOMIC AND EQUITY RECOVERY
The Fund's 2009 Annual Report noted the potential for a "Square Root" shape of recovery for both

U.S. economic and equity markets. Although the "V-shaped" period of recovery continued during the early months of the reporting period, April 2010 marked its end. Equity performance was flat; similar to the flat portion to the right of a "Square Root" symbol, albeit with a significant correction principally during May and June. From April 26, 2010 to November 5, 2010 the Russell 1000 Value Index fell by approximately 1.4%.

Two corrections, a short, mild one in January 2010 and the longer, more severe one mentioned above, interspersed periods of broadly appreciating prices on major U.S. equity indices. These corrections indicated that investors remained worried that domestic and global economies could fall back into recession. Fortunately, the corrections didn't foretell a "double-dip" recession, as a portion of the popular media predicted, but they did mark the end of the "easy" returns made during the "V-shaped" recovery. Sharp corrections are historically a feature of bull market periods. By the end of the reporting period, expectations for a "double-dip" recession had greatly diminished.

For the twelve months ending November 30, 2010, overall equity markets continued their recovery from 2009 lows, albeit at a steadier pace to the previous year. The Russell 1000 Value Index, the Fund's primary benchmark, rose 8.95% between December 1, 2009 and November 30, 2010. The Standard & Poor's 500 Index ("S&P 500"), one of the Fund's secondary benchmarks, rose 9.94% for the same period.

QUANTITATIVE EASING (QE2)
A significant portion of the gains noted above were created by the market's expectation that the

U.S. government would print money "ex-nihilo" (out of nothing) and inject this liquidity into the U.S., and thereafter global, financial systems. This process was dubbed "Quantitative Easing Part Two" (QE2). As a long-only equity fund, FAV's price is highly correlated to the fiscal outlook for U.S. companies, and to a lesser degree, overseas companies. From July 2010 through the end of November, the promise of the world's largest economy inflating its money supply was enough to "float the boat" of most companies' stock prices.

CORPORATE EARNINGS
A slow start to the fourth quarter 2009 earnings reporting season caused the mild January correction referenced above. However, by the end of the earnings season, it was clear that most

U.S. companies had enjoyed another successful period. This pattern was repeated for the subsequent three reporting seasons of 2010.

A glance at the high unemployment numbers and exceptional profit margins reported showed that companies had beat expectations primarily by cutting costs. In our opinion, all of the large-capitalization companies the Fund invests in are exceptional at managing their businesses. Supply chains were flushed of inventory when required and staff were asked to work harder and longer to reduce the need for increased headcount.

Corporate earnings, therefore, ended the year at levels which approached the 50-year highs seen in early 2007, primarily as a result of cost control rather than outright revenue growth.

EUROPEAN CREDIT CRISIS
Concerns regarding sovereign debt and deficits in the Euro Zone sparked the May correction. Although this was essentially a credit issue, primarily affecting the banking sector, markets worried about its effect on growth prospects in developed countries. It proved to be a stern reminder of our own domestic credit crisis of 2008 and stocks reacted accordingly.

In a similar manner to the 2008 domestic crisis, order was restored by the announcement of an approximately $1 trillion "bailout" fund by the European Central Bank (ECB).

DIVIDEND RECAP

HOW WERE DIVIDENDS AFFECTED?
Dividend-paying stocks tend to be those with strong fundamental business metrics and free cash flows; the type of stock which FAV looks to invest in. The primary aim of the Fund is the generation of yield from the capture of dividends. Therefore, a major factor which affects the Fund's management is the availability of dividends.

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                  Portfolio Commentary (Unaudited) (Continued)
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Although certain sectors, which historically represented excellent hunting grounds for dividends, drastically reduced payments during 2008 and the first three quarters of 2009, the table* below shows that quarterly dividends have effectively recovered from the credit crisis:


                                      COMPANIES             COMPANIES
                                  RAISING DIVIDENDS    LOWERING DIVIDENDS

        QUARTER 4, 2009                  484                   74
        QUARTER 1, 2010                  399                   48
        QUARTER 2, 2010                  335                   34
        QUARTER 3, 2010                  299                   35

* Table based on approximately 7,000 publicly-owned companies that report dividend information to Standard & Poor's.

In general, the companies that the Sub-Advisor seeks for inclusion in the Fund excelled at managing their balance sheets and cash flows during the recession. Company cash is at cyclical highs and these companies now find themselves in a position to maintain or increase dividend payments. This is good news for the Fund.

PERFORMANCE ANALYSIS

The net asset value ("NAV") total return1 of the Fund for the twelve months ended November 30, 2010 was 7.59%. Over the same period, the total return of the Russell 1000 Value Index, the Fund's primary benchmark index, was 8.95% while the Fund's secondary benchmark indices, the S&P 500 and the Dow Jones Select Dividend Index (DVY) returned 9.94% and 16.26% respectively.

NAV PERFORMANCE

The Fund's NAV closely correlated to the performance of its main benchmark; the Russell 1000 Value Index, while lagging by approximately 1.36%. This underperformance primarily occurred during July and August of 2010 and was primarily the result of the decision by the Fund's manager to "barbell" the risk
(beta) in the portfolio in order to protect investors from volatility while participating in appreciation of more volatile stocks. What we describe as "barbelling" involved focusing holdings at both ends of the yield and beta scales. On one hand, the Fund invested in high yield, low-beta stocks such as Utilities. On the other hand, we sought to maintain the Fund's investments in high-beta, low-yield positions such as Technology. Over this period, Utilities and Technology were two of the Fund's worst three relative sector performers.

In addition, as the Russell 1000 Value and S&P 500 indices climbed in mid-late July, we decided to protect the Fund's portfolio from a potential downturn which we thought was approaching. This downturn didn't appear until the second week in August, by which time the portfolio had lost capital relative to the market.

FAV's underperformance relative to the DVY was primarily the result of the high concentration of Utility stocks within DVY (approximately 22% against approximately 3% in FAV and 1% in the S&P 500, for example). During the second quarter of 2010, this concentration provided downside protection for DVY which was not matched by the Fund.

SHARE PRICE PERFORMANCE

The Fund's market value provided a total return1 was -1.56% during the reporting period. This drop was primarily due to the announcement in April that FAV would cut its dividend distribution in order to bring the balance between Income and NAV Stability more in line with expectations at the Fund's inception. The announcement reduced the Fund's Price/NAV premium from mid-twenty percent levels during March to mid-single figure levels during May. Throughout the period prior to this dividend reduction, FAV maintained its payout despite volatile conditions which, at times, required distributions of approximately 20% on the underlying assets.

Although the Fund's reduced dividend has led to a lowered share price and average price premium for the Fund, the Fund's Sub-Advisor feels this policy change will be beneficial to shareholders over the medium- to long-term.

____________________
1 Total Return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in common share price for market value returns. Total returns do not reflect sales load. Past performance is not indicative of future results.

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                  Portfolio Commentary (Unaudited) (Continued)
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MARKET & FUND OUTLOOK

We see economic and corporate fundamentals continuing their recent improvement, although at a reduced rate. For future quarters, significant earnings and revenue improvement will become harder to maintain due to the improvements already reported in the corresponding previous quarters. Corporate performance levels are now approaching levels prior to the recession and should, therefore, level off. Valuations based on earnings suggest equities are currently around "fair value" and some expectation of continued economic recovery is already priced-in. The following discusses the Sub-Advisor's thoughts on how the next 12 months may develop.

EMERGING MARKET CORPORATE REVENUES

In the opinion of the Sub-Advisor, the performance of equity indices mentioned above as benchmarks for the Fund will be positive for the coming year, but not double figures positive. Margins cannot be expected to drive valuations much higher; therefore, revenue growth is now required for longer-term price appreciation. The potential for revenue growth exists domestically and internationally. With regard to the direction of the Fund, we expect this growth to be experienced by those companies who have significant involvement in emerging market development and selected domestic sectors.

VOLATILITY

The expectation of a "double-dip" recession has moved to the back of the collective investor sentiment mind and volatility should remain beneath its previously elevated levels, in our opinion. The VIX, a commonly accepted measure of equity market volatility which spiked to 80 in 2008, has stayed below 30 since mid-summer 2010. We expect these lower levels of volatility to persist, but not without periodic emergencies such as that created by the PIIGS of Europe in 2010.

The Great Debt & Derivative Unwind is not yet over; a fact which was brought back into focus by the most recent European Crisis. However, the tremors felt from the European/Ireland credit crisis in November 2010 were much less intense than those experienced during the May Greek-inspired crisis referred to above. There remains the distinct possibility of sudden and painful drops in global equity prices if and when investor sentiment decides to prioritize bad news, wherever it originates from.

INFLATION & INTEREST RATES

Although the U.S. government continues to inflate domestic money supply, low demand has kept the lid on overall price inflation. In our last report we rejected the possibility of deflation and this has proven accurate to date.

During 2011, inflation may begin to rise; if growing economic confidence meets with increased availability of credit, expect price rises across the board. Inflation would put pressure on interest rates, even if the U.S. government does everything in its powers to suppress interest rates. When interest rates do rise, the Fund should benefit from the demand for income switching from fixed-income to equity-based income as bond prices fall. Additionally, rising interest rates are commonly a positive factor for the types of companies which FAV invests in.

Even if it takes a while for interest rates to rise in the U.S., we expect interest rates to continue their rise in many emerging and commodity-based countries.

Higher interest rates will put pressure on the prices of many income-producing securities, especially bonds. The high yields generated by the Fund, and the high yield spreads over many higher-yielding corporate debt issues, should insulate its price against this pressure. Investors will struggle to accept the low yields currently being paid by more conservative risk assets.


THE FUND'S FUNDAMENTAL INVESTMENT THEME FOR 2011...

....   should   be  continued  investment  in  those  companies  benefiting  from international revenues; domestic companies that receive 50% or more of their revenues from overseas. This is based on the belief that emerging market growth and balance sheet strength will be a significant driver for global growth. We believe developed nations have now stabilized and can expect a reasonable level of growth; however, the exciting opportunities lie in emerging markets.

Moreover, this theme fits well with the overall investment discipline of the
Fund: quality balance sheets and businesses. U.S. companies still lead the world in productivity, financing, branding and management excellence. "Investing in Emerging Markets by Investing in U.S. Companies" summarizes our current investment theme.

INVESTMENT SLEEVES

FAV captures dividends by rotating in and out of specific sector or thematic company groupings which we call "Sleeves." We assign a specific amount of capital to each Sleeve, based on fundamental research on the probability of market outperformance and available yield in that Sleeve. The component equities of a Sleeve are selected for this similar behavior (or sector exposure) and for the dates in which they pay their dividends.

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                  Portfolio Commentary (Unaudited) (Continued)
--------------------------------------------------------------------------------

For 2011, we expect our ICE (Industrial, Commodity, Energy) thematic Sleeve to continue as a primary source of income and NAV performance. Others which we will look to exploit include, but will not be limited, to:

Technology - Software, Mobile and Cloud suppliers are increasingly offering dividends. This is one of the true indigenous growth stories which doesn't rely on general GDP-type growth.

Energy - we expect increasing energy consumption and prices to provide the foundation of successful dividend capture rotations.

International Telecoms - a number of government-backed, near-monopolies are now paying attractive dividends which we can construct as a Sleeve.

Special Dividends - we remain vigilant that numerous factors will create increased Merger & Acquisition activity and more Special Dividend payments than we have seen in recent years.

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
PORTFOLIO OF INVESTMENTS (A)
NOVEMBER 30, 2010


   SHARES                                  DESCRIPTION                                  VALUE
___________    _________________________________________________________________   _________________

 COMMON STOCKS - 77.6%
               AEROSPACE & DEFENSE - 0.8%
     12,600    Honeywell International, Inc.....................................   $       626,346
                                                                                   _______________

               AUTO COMPONENTS - 0.5%
     10,000    Johnson Controls, Inc............................................           364,400
                                                                                   _______________

               AUTOMOBILES - 0.2%
      5,000    General Motors Co. (b)...........................................           171,000
                                                                                   _______________

               BEVERAGES - 2.9%
     20,000    Coca-Cola (The) Co...............................................         1,263,400
     17,000    PepsiCo, Inc.....................................................         1,098,710
                                                                                   _______________
                                                                                         2,362,110
                                                                                   _______________

               CAPITAL MARKETS - 0.2%
     15,000    Hercules Technology Growth Capital, Inc..........................           149,700
                                                                                   _______________

               CHEMICALS - 0.9%
      5,000    Potash Corp of Saskatchewan, Inc.................................           718,750
                                                                                   _______________

               COMMERCIAL BANKS - 1.9%
     20,000    Canadian Imperial Bank of Commerce Canada........................         1,541,200
                                                                                   _______________

               COMMUNICATIONS EQUIPMENT - 2.6%
     70,000    Sycamore Networks, Inc...........................................         2,101,400
                                                                                   _______________

               COMPUTERS & PERIPHERALS - 4.5%
      3,000    Apple, Inc. (b)..................................................           933,450
     25,000    Diebold, Inc.....................................................           785,500
     10,000    EMC Corp. (b)....................................................           214,900
     20,000    Sandisk Corp. (b)................................................           892,000
     58,000    Seagate Technology (b)...........................................           777,780
                                                                                   _______________
                                                                                         3,603,630
                                                                                   _______________

               CONSTRUCTION & ENGINEERING - 1.4%
     20,000    Fluor Corp.......................................................         1,156,600
                                                                                   _______________

               DIVERSIFIED FINANCIAL SERVICES - 2.2%
     35,000    Bank of America Corp.............................................           383,250
    330,000    Citigroup, Inc. (b)..............................................         1,386,000
                                                                                   _______________
                                                                                         1,769,250
                                                                                   _______________

               DIVERSIFIED TELECOMMUNICATION SERVICES - 2.8%
     30,000    Centurylink, Inc.................................................         1,289,700
    120,000    Telecom Corp. of New Zealand Ltd.................................           968,400
                                                                                   _______________
                                                                                         2,258,100
                                                                                   _______________

               ELECTRICAL EQUIPMENT - 1.5%
     10,000    American Superconductor Corp. (b)................................           332,800
      7,500    Emerson Electric Co..............................................           413,025
      7,000    Rockwell Automation, Inc.........................................           462,840
                                                                                   _______________
                                                                                         1,208,665
                                                                                   _______________

               ENERGY EQUIPMENT & SERVICES - 3.2%
     15,000    Diamond Offshore Drilling, Inc...................................           971,400
     16,966    Schlumberger Ltd.................................................         1,312,150
      5,000    Tidewater, Inc...................................................           245,450
                                                                                   _______________
                                                                                         2,529,000
                                                                                   _______________
                       See Notes to Financial Statements.


Page 8



FIRST TRUST ACTIVE DIVIDEND INCOME FUND
PORTFOLIO OF INVESTMENTS (A) - (CONTINUED)
NOVEMBER 30, 2010


   SHARES                                  DESCRIPTION                                   VALUE
___________    _________________________________________________________________   _________________

 COMMON STOCKS - (CONTINUED)

               HEALTH CARE EQUIPMENT & SUPPLIES - 0.2%
      8,000    Given Imaging Ltd. (b)...........................................   $       120,800
                                                                                   _______________
               HOTELS, RESTAURANTS & LEISURE - 3.2%
     20,000    McDonald's Corp..................................................         1,566,000
     10,000    Wynn Resorts Ltd.................................................         1,011,000
                                                                                   _______________
                                                                                         2,577,000
                                                                                   _______________

               INSURANCE - 2.5%
     40,000    Prudential Financial, Inc........................................         2,027,200
                                                                                   _______________

               INTERNET SOFTWARE & SERVICES - 0.3%
      5,000    Akamai Technologies, Inc. (b)....................................           260,950
                                                                                   _______________

               IT SERVICES - 2.4%
    160,000    Sapient Corp.....................................................         1,908,800
                                                                                   _______________

               LEISURE EQUIPMENT & PRODUCTS - 3.4%
    105,000    Mattel, Inc......................................................         2,713,200
                                                                                   _______________

               MACHINERY - 2.1%
     10,000    Deere & Co.......................................................           747,000
      7,000    Dover Corp.......................................................           383,670
      6,000    Eaton Corp.......................................................           578,400
                                                                                   _______________
                                                                                         1,709,070
                                                                                   _______________

               MEDIA - 3.7%
     71,000    Grupo Televisa S.A...............................................         1,654,300
     55,000    News Corp........................................................           837,650
     20,000    Virgin Media, Inc................................................           509,600
                                                                                   _______________
                                                                                         3,001,550
                                                                                   _______________

               METALS & MINING - 7.8%
     27,500    Allegheny Technologies, Inc......................................         1,421,750
     15,000    Freeport-McMoRan Copper & Gold, Inc..............................         1,519,800
     21,800    Southern Copper Corp.............................................           914,074
     75,000    Vale S.A., ADR...................................................         2,376,000
                                                                                   _______________
                                                                                         6,231,624
                                                                                   _______________

               MULTILINE RETAIL - 0.5%
     10,000    Nordstrom, Inc...................................................           428,000
                                                                                   _______________

               OIL, GAS & CONSUMABLE FUELS - 9.8%
     55,000    Arch Coal, Inc...................................................         1,606,000
     30,000    Cenovus Energy, Inc..............................................           863,100
     15,000    Conocophillips...................................................           902,550
     20,000    Devon Energy Corp................................................         1,411,400
      4,000    Murphy Oil Corp..................................................           270,080
     15,000    Occidental Petroleum Corp........................................         1,322,550
      4,000    Total S.A., ADR..................................................           195,080
    125,000    USEC, Inc. (b)...................................................           743,750
     20,000    Vanguard Natural Resources LLC...................................           528,600
                                                                                   _______________
                                                                                         7,843,110
                                                                                   _______________

               REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.8%
     80,000    Annaly Capital Management, Inc...................................         1,455,200
                                                                                   _______________

                      See Notes to Financial Statements.

                                                                          Page 9



FIRST TRUST ACTIVE DIVIDEND INCOME FUND
PORTFOLIO OF INVESTMENTS (A) - (CONTINUED)
NOVEMBER 30, 2010


   SHARES/
    UNITS                                  DESCRIPTION                                   VALUE
___________    _________________________________________________________________   _________________

 COMMON STOCKS - (CONTINUED)

               ROAD & RAIL - 3.3%
     19,000    Canadian National Railway Co.....................................   $     1,215,050
     10,000    Canadian Pacific Railway Ltd.....................................           639,900
     13,000    CSX Corp.........................................................           790,530
                                                                                   _______________
                                                                                         2,645,480
                                                                                   _______________

               SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.9%
     45,000    Analog Devices, Inc..............................................         1,600,200
     10,000    Microchip Technology, Inc........................................           336,100
      7,500    Texas Instruments, Inc...........................................           238,500
      6,000    Xilinx, Inc......................................................           162,720
                                                                                   _______________
                                                                                         2,337,520
                                                                                   _______________

               SOFTWARE - 0.5%
      5,000    VMware, Inc. (b).................................................           407,600
                                                                                   _______________

               SPECIALTY RETAIL - 3.2%
    120,000    Chico's Fas, Inc.................................................         1,446,000
     40,000    Men's Wearhouse (The), Inc.......................................         1,140,800
                                                                                   _______________
                                                                                         2,586,800
                                                                                   _______________

               TEXTILES, APPAREL & LUXURY GOODS - 0.5%
      5,000    NIKE, Inc., Class B..............................................           430,650
                                                                                   _______________

               TOBACCO - 3.4%
      7,000    Altria Group, Inc................................................           168,000
     20,000    Lorillard, Inc...................................................         1,591,600
     30,000    Reynolds American, Inc...........................................           928,200
                                                                                   _______________
                                                                                         2,687,800
                                                                                   _______________

               TRADING COMPANIES & DISTRIBUTORS - 0.5%
      7,500    Fastenal Co......................................................           401,400
                                                                                   _______________
               TOTAL COMMON STOCKS..............................................        62,333,905
               (Cost $60,995,230)                                                  _______________


 MASTER LIMITED PARTNERSHIPS - 13.1%

               OIL, GAS & CONSUMABLE FUELS - 13.1%
     32,000    Copano Energy LLC................................................           957,760
     18,000    El Paso Pipeline Partners, L.P...................................           596,160
     19,000    Enbridge Energy Partners, L.P....................................         1,156,150
     17,000    Energy Transfer Partners, L.P....................................           861,390
     40,000    Enterprise Products Partners, L.P................................         1,683,200
     16,000    EV Energy Partner, L.P...........................................           610,720
     45,000    Genesis Energy, L.P..............................................         1,099,350
     15,000    Kinder Morgan Energy Partners, L.P...............................         1,056,750
      1,500    Martin Midstream Partners, L.P...................................            55,095
      7,000    Niska Gas Storage Partners LLC (b)...............................           139,860
     11,000    Penn Virginia GP Holdings, L.P...................................           274,230
     13,000    Plains All American Pipeline, L.P................................           799,500
     20,000    Regency Energy Partners, L.P.....................................           514,000
     10,000    Targa Resources Partners, L.P....................................           302,900
     10,000    Western Gas Partners, L.P........................................           297,800
      1,500    Williams Partners, L.P...........................................            70,575
                                                                                   _______________
               TOTAL MASTER LIMITED PARTNERSHIPS................................        10,475,440
               (Cost $10,109,465)                                                  _______________

                      See Notes to Financial Statements.

Page 10



FIRST TRUST ACTIVE DIVIDEND INCOME FUND
PORTFOLIO OF INVESTMENTS (A) - (CONTINUED)
NOVEMBER 30, 2010


   SHARES                                  DESCRIPTION                                   VALUE
___________    _________________________________________________________________   _________________

 INVESTMENT COMPANIES - 4.5%

               ASSET MANAGEMENT & CUSTODY BANKS - 4.5%
     15,000    India Fund, Inc..................................................   $       533,700
     15,000    PowerShares QQQ..................................................           780,900
     30,000    ProShares UltraShort 20+ Year Treasury (b).......................         1,043,400
      6,700    SPDR S&P 500 ETF Trust...........................................           793,816
     10,000    SPDR S&P Retail ETF..............................................           471,100
                                                                                   _______________
               TOTAL INVESTMENT COMPANIES.......................................         3,622,916
               (Cost $3,693,309)                                                   _______________

               TOTAL INVESTMENTS (C) - 95.2%....................................        76,432,261
               (Cost $74,798,004)

               NET OTHER ASSETS AND LIABILITIES - 4.8%..........................         3,869,726
                                                                                   _______________

               NET ASSETS - 100.0%..............................................   $    80,301,987
                                                                                   ===============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $75,504,533. As of November 30, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,306,119 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,378,391. ADR - American Depositary Receipt



VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of November 30, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):


                                                                             LEVEL 2             LEVEL 3
                                        TOTAL             LEVEL 1          SIGNIFICANT         SIGNIFICANT
                                        VALUE             QUOTED           OBSERVABLE         UNOBSERVABLE
                                     AT 11/30/2010        PRICES             INPUTS              INPUTS
                                     ____________        ____________     ____________        ____________
Common Stocks*...................   $  62,333,905      $  62,333,905      $         --       $           --
Master Limited Partnerships*.....      10,475,440         10,475,440                --                   --
Investment Companies*............       3,622,916          3,622,916                --                   --
                                    _____________      _____________      ____________       ______________
TOTAL INVESTMENTS................   $  76,432,261      $  76,432,261      $         --       $           --
                                    =============      =============      ============       ==============


* See Portfolio of Investments for industry breakout.

                      See Notes to Financial Statements.

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2010


ASSETS:
Investments, at value
     (Cost $74,798,004)..................................................................................  $  76,432,261
Cash.....................................................................................................      2,738,402
Prepaid expenses.........................................................................................         57,734
Receivables:
     Investment securities sold..........................................................................      7,216,282
     Dividends...........................................................................................        835,862
     Dividend reclaims...................................................................................         10,775
     Interest............................................................................................             98
                                                                                                           _____________
       Total Assets......................................................................................     87,291,414
                                                                                                           _____________

LIABILITIES:
Payables:
     Investment securities purchased.....................................................................      6,834,054
     Investment advisory fees............................................................................         66,396
     Audit and tax fees..................................................................................         34,285
     Printing fees.......................................................................................         16,608
     Custodian fees......................................................................................         13,205
     Administrative fees.................................................................................          8,271
     Trustees' fees and expenses.........................................................................          6,632
     Offering costs......................................................................................          4,618
     Legal fees..........................................................................................          3,418
     Transfer agent fees.................................................................................          1,727
Other liabilities........................................................................................            213
                                                                                                           _____________
       Total Liabilities.................................................................................      6,989,427
                                                                                                           _____________
NET ASSETS...............................................................................................  $  80,301,987
                                                                                                           =============

NET ASSETS CONSIST OF:
Paid-in capital.........................................................................................    $145,901,263
Par value................................................................................................         80,886
Accumulated net investment income (loss).................................................................        151,062
Accumulated net realized gain (loss) on investments......................................................    (67,465,481)
Net unrealized appreciation (depreciation) on investments................................................      1,634,257
                                                                                                           _____________
NET ASSETS...............................................................................................  $  80,301,987
                                                                                                           =============

NET ASSET VALUE, per Common Share (par value $0.01 per Common Share).....................................  $       9.93
                                                                                                           =============

Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)..............      8,088,610
                                                                                                           =============

                      See Notes to Financial Statements.

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2010


INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $213,670)...................................................      $   10,159,603
Interest.................................................................................................               1,153
Other....................................................................................................                  34
                                                                                                              _______________
    Total investment income..............................................................................          10,160,790
                                                                                                              _______________

EXPENSES:
Investment advisory fees.................................................................................             781,483
Administrative fees......................................................................................              90,768
Excise tax expense.......................................................................................              80,792
Custodian fees...........................................................................................              83,205
Printing fees............................................................................................              49,716
At the market offering costs.............................................................................              46,312
Trustees' fees and expenses..............................................................................              39,582
Audit and tax fees.......................................................................................              34,300
Legal fees...............................................................................................              21,913
Transfer agent fees......................................................................................              21,692
Other....................................................................................................              47,082
                                                                                                              _______________
    Total expenses.......................................................................................           1,296,845
                                                                                                              _______________
NET INVESTMENT INCOME (LOSS).............................................................................           8,863,945
                                                                                                              _______________

NET REALIZED AND UNREALIZED GAIN (LOSS):
     Net realized gain (loss) on investments.............................................................         (4,395,680)
     Net change in unrealized appreciation (depreciation) on investments.................................             884,123
                                                                                                              _______________
NET REALIZED AND UNREALIZED GAIN (LOSS)..................................................................          (3,511,557)
                                                                                                              _______________
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..........................................      $    5,352,388
                                                                                                              ===============

                      See Notes to Financial Statements.

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                YEAR                  YEAR
                                                                                                ENDED                 ENDED
                                                                                             11/30/2010            11/30/2009
                                                                                          ________________      _______________
OPERATIONS:
Net investment income (loss)........................................................        $   8,863,945        $  13,693,715
Net realized gain (loss).............................................................          (4,395,680)           1,048,844
Net change in unrealized appreciation (depreciation).................................             884,123           (2,413,505)
                                                                                            _____________        _____________
Net increase (decrease) in net assets resulting from operations......................           5,352,388           12,329,054
                                                                                            _____________        _____________

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................................................................          (9,398,415)         (13,276,526)
Net realized gain....................................................................                  --                   --
Return of capital....................................................................          (1,622,430)                  --
                                                                                            _____________        _____________
Total distributions to shareholders..................................................         (11,020,845)         (13,276,526)
                                                                                            _____________        _____________

CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold through shelf offerings.............................           9,298,335              354,746
Proceeds from Common Shares reinvested...............................................             475,819              332,606
                                                                                            _____________        _____________
Net increase (decrease) in net assets resulting from capital transactions............           9,774,154              687,352
                                                                                            _____________        _____________
Total increase (decrease) in net assets..............................................           4,105,697             (260,120)

NET ASSETS:
Beginning of period..................................................................          76,196,290           76,456,410
                                                                                            _____________        _____________
End of period........................................................................       $  80,301,987        $  76,196,290
                                                                                            =============        =============

Accumulated net investment income (loss) at end of period............................       $     151,062        $  1,571,334
                                                                                            =============        =============

CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period.................................................           7,267,804            7,205,236
Common Shares sold through shelf offerings...........................................             776,261               29,820
Common Shares issued as reinvestment under the Dividend Reinvestment Plan............              44,545               32,748
                                                                                            _____________        _____________
Common Shares at end of period.......................................................           8,088,610            7,267,804
                                                                                            =============        =============

                      See Notes to Financial Statements.

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                      YEAR            YEAR          YEAR           PERIOD
                                                                      ENDED           ENDED         ENDED           ENDED
                                                                   11/30/2010      11/30/2009    11/30/2008     11/30/2007 (a)
                                                                 _____________    ____________  ____________   _____________
Net asset value, beginning of period....................         $      10.48     $     10.61   $     19.03    $     19.10 (b)
                                                                 ____________     ____________  ____________   ____________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (c)........................                 1.15            1.90          1.78           0.52
Net realized and unrealized gain (loss).................                (0.45)          (0.20)        (7.99)         (0.55)
                                                                 ____________     ____________  ____________   ____________
Total from investment operations........................                (0.70)           1.70         (6.21)         (0.03)
                                                                 ____________     ____________  ____________   ____________
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...................................                (1.21)          (1.84)        (1.97)            --
Net realized gain.......................................                   --              --         (0.24)            --
Return of capital.......................................                (0.21)             --            --             --
                                                                 ____________     ____________  ____________   ____________
Total from distributions................................                (1.42)          (1.84)        (2.21)            --
                                                                 ____________     ____________  ____________   ____________

Common Shares offering costs charged to paid-in capital.                   --              --            --          (0.04)
                                                                 ____________     ____________  ____________   ____________

Premiums from shares sold in at the market offering.....                 0.17            0.01            --             --
                                                                 ____________     ____________  ____________   ____________
Net asset value, end of period..........................         $       9.93     $     10.48   $     10.61    $     19.03
                                                                 ============     ============  ============   ===========
Market value, end of period.............................         $      10.47     $     12.10   $      8.03    $     17.78
                                                                 ============     ============  ============   ===========
TOTAL RETURN BASED ON NET ASSET VALUE (e)...............                7.59%           18.44%       (34.64)%        (0.37)%(d)
                                                                 ============     ============  ============   ===========
TOTAL RETURN BASED ON MARKET VALUE (e)..................               (1.56)%          80.51%       (47.00)%       (11.10)%
                                                                 ============     ============  ============   ===========
________________________________________

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................          $    80,302     $    76,196  $     76,456    $  137,117
Ratio of total expenses to average net assets...........                1.66%            1.89%         1.31%        1.44%(f)
Ratio of net investment income (loss) to average net assets            11.34%           19.31%        11.34%       13.87%(f)
Portfolio turnover rate.................................               1,516%           2,030%        1,722%         178%
________________________________________

(a) Initial seed date of July 19, 2007. The Fund commenced operations on September 20, 2007.

(b)   Net of sales load of $0.90 per share on initial offering.

(c)   Based on average shares outstanding.

(d) In 2007, the Fund received a reimbursement from the investment sub-advisor in the amount of $3,067. This reimbursement from the sub-advisor represents less than $0.01 and had no effect on the Fund's total return.

(e) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(f)   Annualized.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                               NOVEMBER 30, 2010


                              1. FUND DESCRIPTION

First Trust Active Dividend Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 14, 2007 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FAV on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. It has a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing at least 80% of its Managed Assets (as defined below) in a diversified portfolio of dividend-paying, multi-cap equity securities of both U.S. and non-U.S. issuers that Aviance Capital Management, LLC ("Aviance" or the "Sub-Advisor") believes offer the potential for attractive income and/or capital appreciation. Managed Assets are defined as the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:
The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. The following securities, for which accurate and reliable market quotations are readily available, will be valued as follows:

       Common stocks, Master Limited Partnerships ("MLPs") and other securities listed on any national or foreign exchange (excluding the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")), are valued at the last sale price on the exchange on which they are principally traded. If there are no transactions on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

       Securities listed on the NASDAQ or the AIM are valued at the official closing price. If there is no official closing price on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

       Securities traded in the over-the-counter market are valued at their closing bid prices.

All market quotations used in valuing the Fund's securities will be obtained from a third party pricing service. If no quotation is received from a pricing service, attempts will be made to obtain one or more broker quotes for the security. In the event the pricing service does not provide a valuation, broker quotations are not readily available, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust will use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security will be based on the consideration of all available information, including, but not limited to, the following:

       1) the type of security;
       2) the size of the holding;
       3) the initial cost of the security;
       4) transactions in comparable securities;
       5) price quotes from dealers and/or pricing services;
       6) relationships among various securities;
       7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
       8) an analysis of the issuer's financial statements; and
       9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

     1) the value of similar foreign securities traded on other foreign markets;
     2)  ADR trading of similar securities;

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--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                               NOVEMBER 30, 2010

     3)  closed-end fund trading of similar securities;
     4)  foreign currency exchange activity;
     5) the trading prices of financial products that are tied to baskets of foreign securities;
     6)  factors relating to the event that precipitated the pricing problem;
     7) whether the event is likely to recur; and 8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

 o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
 o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
   -  Quoted prices for similar securities in active markets.
   - Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
   - Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
   - Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
 o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of November 30, 2010, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including the amortization of premiums and accretion of discounts.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital from the MLP to the extent of the cost basis of such MLP investments. Cumulative distributions received in excess of the Fund's cost basis in an MLP generally are recorded as capital gain. For the fiscal year ended November 30, 2010, distributions of $757,647 received from MLPs have been reclassified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Level dividend distributions are declared and paid quarterly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the fiscal year ended November 30, 2010, resulting in book and tax accounting differences, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) by $885,802, an increase in accumulated net realized gain (loss) on investments by $1,042,757 and a decrease to paid-in capital of $156,955. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal years ended November 30, 2010 and November 30, 2009 was as follows:

                                         2010                2009
Distributions paid from:
      Ordinary Income............   $  9,398,415         $13,276,526
      Return of capital..........      1,622,430                  --

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                               NOVEMBER 30, 2010

As of November 30, 2010, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income..................  $              --
Undistributed capital gains....................                 --
                                                 _________________
Total undistributed earnings...................                 --
                                                 _________________
Accumulated capital and other losses ..........        (66,607,890)
Net unrealized appreciation (depreciation).....            927,728
                                                 _________________
Total accumulated earnings (losses)............        (65,680,162)
Other..........................................                 --
Paid-in capital................................        145,982,149
                                                 _________________
Net assets.....................................  $      80,301,987
                                                 =================


D. INCOME TAXES:
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At November 30, 2010, the Fund had a capital loss carryforward for federal income tax purposes of $66,607,890, with $44,083,569, $17,263,318 and $5,261,003 expiring on November
30, 2016, 2017 and 2018, respectively.

The Fund is subject to tax accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2007, 2008, 2009 and 2010 remain open to federal and state audit. As of November 30, 2010, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

E. EXPENSES:
The Fund pays all expenses directly related to its operations.

F. ACCOUNTING PRONOUNCEMENT:
In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund's financial statement disclosures, if any.

            3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND
                             OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets.

Aviance serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of Managed Assets that is paid by First Trust out of its investment advisory fee.

James A. Bowen, the Chief Executive Officer of First Trust, on October 12, 2010, acquired 100% of the voting stock of The Charger Corporation, the general partner of First Trust (the "Transaction"). The consummation of the Transaction was deemed to be an "assignment" (as defined in the 1940 Act) of the Fund's investment management agreement and investment sub-advisory agreement and resulted in the automatic termination of the agreements. The Transaction is not expected to impact the day-to-day operations of the Fund.

The Board of Trustees of the Fund approved an interim investment management agreement with First Trust and an interim investment sub-advisory agreement, which were entered into effective upon the closing of the Transaction and would be in effect for a maximum period of 150 days. A new investment management agreement with First Trust and a new investment sub-advisory agreement have been approved by the Board of Trustees of the Fund and were submitted to shareholders of the Fund as of the record date (September 30, 2010) for approval to take effect upon such shareholder approval. A special shareholder meeting of the Fund to vote on a proposal to approve the new investment management agreement and the new investment sub-advisory agreement was held on January 3, 2011, at which time the new investment management agreement and new investment sub-advisory agreement were approved by the Fund's shareholders. Until January 3, 2011, advisory fees payable to First Trust and Aviance were held in escrow. See Submission of Matters to a Vote of Shareholders, in the Additional Information section of this report, for the results.

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                               NOVEMBER 30, 2010

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustee") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended November 30, 2010, were $1,131,624,406 and $1,125,965,467, respectively.

                           5. AT THE MARKET OFFERING

On July 14, 2010, the Fund, Advisor and Sub-Advisor entered into a sales agreement with JonesTrading whereby the Fund may offer and sell up to 1,000,000 Common Shares from time to time through JonesTrading as agent for the offer and sale of the Common Shares. This sales agreement terminated and replaced the previous sales agreement that was entered into on November 13, 2009. Sales of Common Shares pursuant to the sales agreement may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NYSE or sales made through a market maker other than on an exchange, at an offering price equal to or in excess of the net asset value per share of the Fund's Common Shares at the time such Common Shares are initially sold. The Fund intends to use the net proceeds from the sale of the Common Shares in accordance with its investment objectives and policies. Transactions for the years ended November 30, 2009 and 2010 related to offerings under the previous and current sales agreements are as follows:

                                                                                   NET PROCEEDS
                             COMMON        NET PROCEEDS      NET ASSET VALUE    RECEIVED IN EXCESS
                           SHARES SOLD       RECEIVED        OF SHARES SOLD     OF NET ASSET VALUE
                         _______________ ________________  ___________________ ______________________
Year Ended 11/30/2010*        776,261       $9,298,335         $8,027,005           $1,271,330
Year Ended 11/30/2009          29,820         $354,746           $315,479              $39,267

* Additionally, estimated offering costs of $46,312 related to this offering for this reporting period have been expensed by the Fund and are disclosed as "At the market offering costs" on the Statement of Operations.

6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the equity market, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                               NOVEMBER 30, 2010

DIVIDEND STRATEGY RISK: The Sub-Advisor may not be able to anticipate the level of dividends that companies will pay in any given timeframe. The Fund's strategies require the Sub-Advisor to identify and exploit opportunities such as the announcement of major corporate actions that may lead to high current dividend income. These situations are typically not recurring in nature or the frequency may be difficult to predict and may not result in an opportunity that allows the Sub-Advisor to fulfill the Fund's investment objectives. In addition, the dividend policies of the Fund's target companies are heavily influenced by the current economic climate.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

QUALIFIED DIVIDEND INCOME TAX RISK: There can be no assurance as to what portion of the distributions paid to the Fund's Common Shareholders will consist of tax-advantaged qualified dividend income. For taxable years beginning before January 1, 2013, certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate Common Shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the Common Shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund's ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:

On January 12, 2011, the Fund declared a dividend of $0.280 per share to Common Shareholders of record on January 25, 2011, payable January 31, 2011.

--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST ACTIVE DIVIDEND INCOME
FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Active Dividend Income Fund ("the Fund"), including the portfolio of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010 by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the First Trust Active Dividend Income Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP

Chicago, Illinois
January 26, 2011

--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                         NOVEMBER 30, 2010 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

    (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

    (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

________________________________________________________________________________
                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

--------------------------------------------------------------------------------
Additional Information - (Continued)
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                         NOVEMBER 30, 2010 (UNAUDITED)

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended November 30, 2010, 6.03% qualified for the corporate dividends received deduction available to corporate shareholders.

The Fund hereby designates as qualified dividend income 5.29% of the ordinary income distributions for the year ended November 30, 2010.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of June 14, 2010, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

A Special Meeting of the Shareholders of the Common Shares of First Trust Active Dividend Fund was held on February 18, 2010. At that meeting the shareholders approved a new Sub-Advisory Agreement between the Fund, the Advisor and Aviance. A quorum of more than fifty percent of the outstanding voting securities was required for this vote. 3,634,250 of the outstanding voting securities were voted at the meeting. This amounted to 50.13% of the outstanding voting securities. The number of votes cast in favor of the new Sub-Advisory Agreement was 3,256,080, the number of votes against was 114,493 and the number of abstentions was 263,677. The terms of the new Sub-Advisory Agreement are substantially identical to the terms of the previous Sub-Advisory Agreement. This action was taken to continue to permit Aviance to serve as the Fund's Sub-Advisor. Prior to the meeting Aviance had been serving as the Fund's Sub-Advisor pursuant to an Interim Sub-Advisory Agreement which was approved by the Fund's Board of Trustees and was necessitated by the termination of the previous Sub-Advisory Agreement because of a "change of control" of Aviance.

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Strategic High Income Fund III, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund was held on April 14, 2010. At the Annual Meeting, Trustees James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the Fund as Class III Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2013. The number of votes cast in favor of Mr. Bowen was 6,792,553, the number of votes against was 170,962 and the number of abstentions was 591,942. The number of votes cast in favor of Mr. Nielson was 6,791,657, the number of votes against was 171,858 and the number of abstentions was 591,942. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

A special meeting of shareholders of the Fund was held on January 3, 2011. At the meeting, shareholders approved a new investment management agreement between the Fund and First Trust and a new investment sub-advisory agreement between the Fund, First Trust and Aviance. 4,052,274 (51.32%) of the outstanding voting securities were voted at the meeting. The number of votes cast in favor of the new investment management agreement was 3,536,966, the number of votes against was 147,844, and the number of abstentions was 367,464. The number of votes cast in favor of the new investment sub-advisory agreement was 3,510,842, the number of votes against was 148,486, and the number of abstentions was 392,946. The terms of the new investment management agreement and new investment sub-advisory agreement are substantially similar to the terms of the previous agreements.

               INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Active Dividend Income Fund (the "Fund"), including the Independent Trustees, approved the Interim Investment Management Agreement and the New Investment Management Agreement (collectively, the "Advisory Agreements") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Interim Investment Sub-Advisory Agreement and New Investment Sub-Advisory Agreement (collectively, the "Sub-Advisory Agreements" and together with the Advisory Agreements, the "Agreements") among the Fund, the Advisor and Aviance Capital Management, LLC (the "Sub-Advisor"), at a meeting held on September 20, 2010. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements are in the best interests of the Fund. The Board also determined that it believes that the scope and quality of services to be provided to the Fund under the Agreements will be at least equivalent to the scope and quality of services provided under the current Investment Management Agreement with the Advisor and the current Investment Sub-Advisory Agreement among the Fund, the Advisor and the Sub-Advisor (collectively, the "Original Agreements").

On August 25, 2010, the Independent Trustees were informed that James A. Bowen, the President of the Advisor and a Trustee and Chairman of the Board of the Fund, had entered into an agreement to acquire 100% of the common stock of The Charger Corporation, the general partner of the Advisor (the "Transaction"), the consummation of which would constitute a "change of control" of the Advisor and would result in the "assignment" and termination of the current Investment Management Agreement and may also result in the "assignment" and termination of the current Investment Sub-Advisory Agreement pursuant to their terms and in accordance with Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 31, 2010, counsel to the Independent Trustees forwarded to Mr. Bowen and the Advisor a request for information regarding the Transaction. In anticipation of the consummation of the Transaction, the Board at its meeting held on September 20, 2010, considered the information provided by Mr. Bowen and the Advisor in response to the Independent Trustees' request for information and considered the approval of the Agreements.

--------------------------------------------------------------------------------
Additional Information - (Continued)
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                         NOVEMBER 30, 2010 (UNAUDITED)

To reach its determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In connection with its deliberations regarding the Agreements, the Board noted the Advisor's representation that apart from their effective and termination dates and any provisions of the Interim Investment Management Agreement and Interim Investment Sub-Advisory Agreement required by Rule 15a-4 under the 1940 Act, the Advisory Agreements and Sub-Advisory Agreements were the same in all material respects as the Original Agreements. The Board noted that it had recently considered the Advisor's and Sub-Advisor's capabilities and the terms of the Original Agreements at a meeting held on March 21-22, 2010 and had determined to renew the Original Agreements for an additional one-year term (the "2010 Renewal"). The Board considered that in connection with the 2010 Renewal, it had received a report from each of the Advisor and the Sub-Advisor that, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. Prior to the September meeting, the Advisor represented to the Board that there had been no material changes to the information provided in March 2010 and that the Board could continue to rely on such information. In addition, the Sub-Advisor represented to the Board that there had been no material changes to the information provided in March 2010 and that the Board could continue to rely on such information.

Because the Board determined that any differences between the Original Agreements and the Agreements were immaterial, the Board determined that much of its previous analysis in connection with the 2010 Renewal applied to its review and consideration of the Agreements. Accordingly, the Board took note of such prior analysis and supplemented it with the additional considerations noted below. The Independent Trustees also met separately with their independent legal counsel to discuss the Transaction and their consideration of the Agreements.

In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by the Advisor and the Sub-Advisor under the Agreements. The Board noted that the Transaction was not expected to result in any changes to the personnel of the Advisor and Sub-Advisor responsible for providing services to the Fund. The Board also considered the representations of both the Advisor and the Sub-Advisor that there will be no diminution in services provided under the Agreements. The Board noted that shareholders had recently approved the current Investment Sub-Advisory Agreement at a special meeting held on February 18, 2010. In light of the information presented and the considerations made at the September meeting, including the considerations made in connection with the 2010 Renewal, the Board concluded that the nature, quality and extent of services to be provided to the Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.

The Board considered the advisory and sub-advisory fees payable under the Agreements, noting that they would be the same as the fees payable under the Original Agreements. The Board considered that in connection with the 2010 Renewal it had reviewed the advisory fees charged by the Advisor to similar funds and other non-fund clients, and had noted that the Advisor does not provide advisory services to other clients with investment objectives and policies similar to the Fund's. The Board also considered that it had reviewed information provided by the Sub-Advisor as to the fees it charges to other similar clients, noting that the sub-advisory fee rate is lower than the fee rate charged by the Sub-Advisor to its other clients. The Board also considered performance information for the Fund, including the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. In light of the information presented on the fees and performance of the Fund and the considerations made at the September meeting, including the considerations made in connection with the 2010 Renewal, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board concluded that the advisory fee continues to reflect an appropriate level of sharing of any economies of scale at current asset levels. The Board noted that in connection with the 2010 Renewal it had reviewed the costs of the services provided and profits realized by the Advisor from serving as investment manager to the Fund for the twelve months ended December 31, 2009. The Board considered its prior conclusion that the Advisor's profitability appeared to be not excessive in light of the services provided to the Fund. The Board considered whether the Advisor derives any ancillary benefits from its relationship with the Fund and noted that the typical fall out benefits to the Advisor such as soft dollars are not present. The Board noted that the Advisor will receive compensation from the Fund for providing fund reporting services. The Board concluded that any other fall out benefits received by the Advisor or its affiliates would appear to be limited.

The Board considered that, in connection with the 2010 Renewal, the Sub-Advisor did not identify any economies of scale realized in connection with providing services to the Fund and represented that the Sub-Advisor was providing sub-advisory services to the Fund at a loss. The Board also considered the Advisor's representation that First Trust Portfolios L.P., an affiliate of the Advisor, had committed to provide any necessary financing for the Sub-Advisor. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements and that the Sub-Advisor had previously indicated that it does not receive any material fall out benefits from its relationship to the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
Board of Trustees and Officers
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                         NOVEMBER 30, 2010 (UNAUDITED)

                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                                THE FIRST          OTHER
                                                                                                  TRUST       TRUSTEESHIPS OR
         NAME, ADDRESS,             TERM OF OFFICE                                            FUND COMPLEX     DIRECTORSHIPS
        DATE OF BIRTH AND           AND LENGTH OF            PRINCIPAL OCCUPATIONS             OVERSEEN BY        HELD BY
     POSITION WITH THE FUND           SERVICE(2)              DURING PAST 5 YEARS                TRUSTEE          TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------
                                                      INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Richard E. Erickson, Trustee        o Three Year     Physician; President, Wheaton                 64             None
c/o First Trust Advisors L.P.         Term           Orthopedics; Co-owner and Co-Director
120 E. Liberty Drive,                                (January 1996 to May 2007), Sports
  Suite 400                                          Med Center for Fitness; Limited
Wheaton, IL 60187                   o Since Fund     Partner, Gundersen Real Estate
D.O.B.: 04/51                         Inception      Limited Partnership; Member,
                                                     Sportsmed LLC

Thomas R. Kadlec, Trustee           o Three Year     President (March 2010 to Present),            64             Director of ADM
c/o First Trust Advisors L.P.         Term           Senior Vice President and Chief                              Investor
120 E. Liberty Drive,                                Financial Officer (May 2007 to March                         Services, Inc.
  Suite 400                         o Since Fund     2010), Vice President and Chief                              and ADM
Wheaton, IL 60187                     Inception      Financial Officer (1990 to May 2007),                        Investor
D.O.B.: 11/57                                        ADM Investor Services, Inc. (Futures                         Services
                                                     Commission Merchant)                                         International

Robert F. Keith, Trustee            o Three Year     President (2003 to Present),                  64             None
c/o First Trust Advisors L.P.         Term           Hibs Enterprises (Financial and
120 E. Liberty Drive,                                Management Consulting)
  Suite 400                         o Since Fund
Wheaton, IL 60187                     Inception
D.O.B.: 11/56

Niel B. Nielson, Trustee            o Three Year     President (June 2002                          64             Director of
c/o First Trust Advisors L.P.         Term           to Present), Covenant                                        Covenant
120 E. Liberty Drive,                                College                                                      Transport Inc.
  Suite 400                         o Since Fund
Wheaton, IL 60187                     Inception
D.O.B.: 03/54


------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen, Trustee,            o Three Year     Chief Executive Officer (December 2010        64             Trustee of
President, Chairman of the Board      Trustee        to Present), President (until                                Wheaton College
and CEO(1)                            Term and       December 2010), First Trust Advisors
120 E. Liberty Drive,                 Indefinite     L.P. and First Trust Portfolios L.P.;
  Suite 400                           Officer        Chairman of the Board of Directors,
Wheaton, IL 60187                     Term           BondWave LLC (Software Development
D.O.B.: 09/55                                        Company/Investment Advisor) and
                                   o Since Fund      Stonebridge Advisors LLC (Investment
                                     Inception       Advisor)

---------------------

(1) Mr. Bowen is deemed an interested person of the Fund due to his position of Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.
(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2012 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2013 annual meeting of shareholders. Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
Board of Trustees and Officers - (Continued)
--------------------------------------------------------------------------------

                     FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                         NOVEMBER 30, 2010 (UNAUDITED)


                                                                TERM OF OFFICE
       NAME, ADDRESS AND          POSITION AND OFFICES          AND LENGTH OF                   PRINCIPAL OCCUPATIONS
         DATE OF BIRTH                 WITH FUND                   SERVICE                       DURING PAST 5 YEARS

-----------------------------------------------------------------------------------------------------------------------------------
                                            OFFICERS WHO ARE NOT TRUSTEES (3)
-----------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley                  Treasurer, Chief               o Indefinite term           Chief Operating Officer
120 E. Liberty Drive,            Financial Officer                                          (December 2010 to Present) and
  Suite 400                      and Chief Accounting           o Since Fund                Chief Financial Officer,
Wheaton, IL 60187                Officer                          Inception                 First Trust Advisors L.P.
D.O.B.: 11/57                                                                               and First Trust Portfolios
                                                                                            L.P.; Chief Financial
                                                                                            Officer, BondWave LLC
                                                                                            (Software Development
                                                                                            Company/Investment Advisor)
                                                                                            and Stonebridge Advisors LLC
                                                                                            (Investment Advisor)

Erin E. Chapman                  Assistant Secretary            o Indefinite term           Assistant General Counsel
120 E. Liberty Drive,                                                                       (October 2007 to Present),
  Suite 400                                                     o Since June 2009           Associate Counsel (March
Wheaton, IL 60187                                                                           2006 to October 2007), First
D.O.B.:  08/76                                                                              Trust Advisors L.P. and
                                                                                            First Trust Portfolios L.P.;
                                                                                            Associate Attorney (November
                                                                                            2003 to March 2006), Doyle &
                                                                                            Bolotin, Ltd.

James M. Dykas                   Assistant Treasurer            o Indefinite term           Controller (January 2011 to
120 E. Liberty Drive,                                                                       Present), Senior Vice President
  Suite 400                                                     o Since Fund                (April 2007 to January 2011),
Wheaton, IL 60187                                                 Inception                 Vice President (January 2005 to
D.O.B.: 01/66                                                                               April 2007), First Trust
                                                                                            Advisors L.P. and First
                                                                                            Trust Portfolios L.P.

Christopher R. Fallow            Assistant Vice                 o Indefinite term           Assistant Vice President
120 E. Liberty Drive,            President                                                  (August 2006 to Present),
  Suite 400                                                     o Since Fund                Associate (January 2005 to
Wheaton, IL 60187                                                 Inception                 August 2006), First Trust
D.O.B.: 04/79                                                                               Advisors L.P. and First
                                                                                            Trust Portfolios L.P.

W. Scott Jardine                 Secretary                      o Indefinite term           General Counsel, First Trust
120 E. Liberty Drive,                                                                       Advisors L.P., First Trust
  Suite 400                                                     o Since Fund                Portfolios L.P. and BondWave
Wheaton, IL 60187                                                 Inception                 LLC (Software Development
D.O.B.: 05/60                                                                               Company/Investment Advisor);
                                                                                            Secretary of Stonebridge
                                                                                            Advisors LLC (Investment Advisor)

Daniel J. Lindquist              Vice President                 o Indefinite term           Senior Vice President
120 E. Liberty Drive,                                                                       (September 2005 to Present),
  Suite 400                                                     o Since Fund                First Trust Advisors L.P. and
Wheaton, IL 60187                                                 Inception                 First Trust Portfolios L.P.
D.O.B: 02/70

Coleen D. Lynch                  Assistant Vice                 o Indefinite term           Assistant Vice President
120 E. Liberty Drive,            President                                                  (January 2008 to Present),
  Suite 400                                                     o Since July 2008           First Trust Advisors L.P. and
Wheaton, IL 60187                                                                           First Trust Portfolios L.P.;
DOB: 07/58                                                                                  Vice President (May 1998 to
                                                                                            January 2008), Van Kampen
                                                                                            Asset Management and Morgan
                                                                                            Stanley Investment Management

Kristi A. Maher                  Assistant Secretary            o Indefinite term           Deputy General Counsel (May
120 E. Liberty Drive,            and Chief Compliance                                       2007  to Present), Assistant
  Suite 400                      Officer                        o Assistant                 General Counsel (March 2004 to
Wheaton, IL 60187                                                 Secretary since           May 2007), First Trust
D.O.B.: 12/66                                                     Fund Inception            Advisors L.P. and First Trust
                                                                                            Portfolios L.P.
                                                                o Chief
                                                                  Compliance
                                                                  Officer since
                                                                  January 2011


---------------------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
Privacy Policy
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                         NOVEMBER 30, 2010 (UNAUDITED)


PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

       o Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

       o Information about your transactions with us, our affiliates or others;

       o Information we receive from your inquiries by mail, e-mail or telephone; and

       o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required by law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

       o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

       o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at (800) 621-1675 (First Trust Portfolios) or (800) 222-6822 (First Trust Advisors).

                      This page left blank intentionally.

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Aviance Capital Management, LLC
2080 Ringling Boulevard
Sarasota, FL 34237

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

                               [BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

   (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

   (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $49,800 for the fiscal year ended November 30, 2009 and $54,800 for the fiscal year ended November 30, 2010.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2009 and $0 for the fiscal year ended November 30, 2010.

         Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for the fiscal year ended November 30, 2009 and $0 for the fiscal year ended November 30, 2010.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $4,500 for the fiscal year ended November 30, 2009 and $4,515.18 for the fiscal year ended November 30, 2010. These fees were for tax consultation.

         Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for the fiscal year ended November 30, 2009 and $0 for the fiscal year ended November 30, 2010.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2009 and $0 for the fiscal year ended November 30, 2010.

      All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2009 and $0 for the fiscal year ended November 30, 2010.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                       (b) 0%

                       (c) 0%

                       (d) 0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 2009, were $4,500 for the registrant and $36,000 for the registrant's investment adviser, and for the fiscal year ended November 30, 2010, were $4,515.18 for the registrant and $6,000 for the registrant's investment adviser.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard
           E. Erickson and Robert F. Keith.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are set forth below.

      Aviance Capital Management, LLC. (the "Sub-Adviser") serves as investment adviser providing discretionary investment advisory services for a closed-end investment company (the "Fund"). As part of these services, the Sub-Adviser has full responsibility for proxy voting and related duties. In fulfilling these duties, the Sub-Adviser has adopted the following policies and procedures:

      1. It is the Sub-Adviser's policy to seek to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

      2. The Sub-Adviser shall be responsible for the oversight of the Fund's proxy voting process and shall assign a senior member of its staff to be responsible for this oversight.

      3. The Sub-Adviser has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to the Sub-Adviser on the voting of proxies related to securities held by the Fund. ISS provides voting recommendations based on established guidelines and practices. The Sub-Adviser has adopted these ISS Proxy Voting Guidelines.

      4. The Sub-Adviser shall review the ISS recommendations and generally will vote the proxies in accordance with such recommendations. Notwithstanding the foregoing, the Sub-Adviser may not vote in accordance with the ISS recommendations if the Sub-Adviser believes that the specific ISS recommendation is not in the best interests of the Fund.

      5. If the Sub-Adviser manages the assets or pension fund of a company and any of the Sub-Adviser's clients hold any securities in that company, the Sub-Adviser will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. In addition, if the Sub-Adviser has actual knowledge of any other type of material conflict of interest between itself and the Fund with respect to the voting of a proxy, the Sub-Adviser shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest.

      6. If the Fund requests the Sub-Adviser to follow specific voting guidelines or additional guidelines, the Sub-Adviser shall review the request and follow such guidelines, unless the Sub-Adviser determines that it is unable to follow such guidelines. In such case, the Sub-Adviser shall inform the Fund that it is not able to follow the Fund's request.

      7. The Sub-Adviser may have clients in addition to the Fund which have provided the Sub-Adviser with discretionary authority to vote proxies on their behalf. In such cases, the Sub-Adviser shall follow the same policies and procedures.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

INFORMATION PROVIDED AS OF FEBRUARY 4, 2011

Aviance Capital Management, LLC, ("Aviance") a registered investment advisor, is the Sub-Advisor to the Registrant. Aviance is an asset management firm focused on managing multi-cap value and growth portfolios and is currently managed by Christian C. Bertelsen, Michael J. Dixon, and Edward C. Bertelsen, who are all Founding Members of the firm. Aviance is responsible for the day-to-day management of the Registrant's portfolio utilizing a team consisting of Christian C. Bertelsen, James R. Neel, Edward Bertelsen and Mark Belanian.

CHRISTIAN C. BERTELSEN, Chief Investment Officer and Senior Portfolio Manager

Christian C. Bertelsen has over 41 years of investment experience. In November 2004, he became Chief Investment Officer at Global Financial Private Capital ("GFPC"), the incubator company of Aviance. From July 1997 to December 2003, Mr. Bertelsen was director of the value equity group for Phoenix Investment Counsel, during which time he was responsible for developing strategies that focused on the analysis of dividends as a means of identifying undervalued companies and generating income. He served as Chief Investment Officer at Dreman Value Advisors between January 1996 and July 1997, and was a Senior Vice President with Eagle Asset Management between April 1993 and January 1996. From June 1986 to April 1993, Mr. Bertelsen headed the equity investment department at Colonial Advisory Services, Inc., and managed the Colonial Fund. Prior to 1986, he held positions with Batterymarch Financial Management and State Street Bank & Trust Company. Mr. Bertelsen holds an M.B.A. and a B.A. in Economics and History from Boston University.

JAMES R. NEEL, CFA, Portfolio Manager

James R. Neel, CFA, has over 30 years of experience in investment management. Mr. Neel joined Aviance as a portfolio manager in January 2009. He has also been a portfolio manager for Aviance Capital Partners, a registered investment advisor, since January 2009. From September 2006 to December 2008, Mr. Neel was a portfolio manager for YHB Investment Advisors, Inc. From June 2005 to September 2006 he was a portfolio manager for Gibraltar Private Bank, and from December 2004 to June 2005 he served in the same role at Thomas Partners, Inc. While managing equity mutual funds for Kemper in the 1990s, Mr. Neel won a Lipper Award in the Growth and Income category. Mr. Neel also served as the portfolio strategist for Kemper Financial Services; CEO of Dreman Value Advisors, where he worked with Christian Bertelsen; and Partner at Loomis Sayles. Mr. Neel is a graduate of Michigan State University, where he received a B.A. in 1965. He received an M.B.A. from Michigan State University in 1966. Mr. Neel earned the Chartered Financial Analyst designation in 1976 and also served four years as a U.S. Navy officer.

EDWARD C. BERTELSEN, Portfolio Manager - Research

Edward C. Bertelsen has over 14 years of experience in supporting and managing portfolios. He is also responsible for a limited number of selected client relationships. He joined GFPC/Aviance in April 2004 and was instrumental in creating its trading environment. Between March 2001 and April 2004, Mr. Bertelsen was a Senior Portfolio Manager with Salomon Smith Barney. Between November 1996 and March 2001, Mr. Bertelsen was employed by Legg Mason Wood Walker as a Portfolio Manager. He graduated with Honors from Albion College in 1993 with a B.A. in Economics and History and started his financial career with Raymond James in July 1993.

MARK BELANIAN, Portfolio Analyst
Mark Belanian has over 10 years of investment industry experience. Mr. Belanian joined GFPC/Aviance in February 2006 from Merrill Lynch's Global Private Client Group in Sarasota, Florida, where he had worked since February 2005. Mr. Belanian worked with Christian Bertelsen as a portfolio analyst at Phoenix Investment Counsel between June 1998 and January 2005. Mr. Belanian graduated from Trinity College with a B.A. in Modern Language.

(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest

INFORMATION PROVIDED AS OF NOVEMBER 30, 2010

                                                                                        # of Accounts    Total Assets
                                                                                         Managed for       for which
                                                             Total # of                which Advisory   Advisory Fee is
 Name of Portfolio Manager                                    Accounts       Total     Fee is Based on     Based on
      or Team Member                Type of Accounts           Managed      Assets       Performance      Performance

Christian C. Bertelsen       Registered Investment                0           $0              0               $0
                             Companies:
                             Other Pooled Investment              0           $0              0               $0
                             Vehicles:

                             Other Accounts:                                 $319
                                                                 67         Million           0               $0

James R. Neel                Registered Investment                0           $0              0               $0
                             Companies:
                             Other Pooled Investment              0           $0              0               $0
                             Vehicles:

                             Other Accounts:                                  $39
                                                                 20         Million           0               $0

Edward C. Bertelsen          Registered Investment                0           $0              0               $0
                             Companies:
                             Other Pooled Investment              0           $0              0               $0
                             Vehicles:

                             Other Accounts:                                  $28             0               $0
                                                                 12         Million

Mark Belanian                Registered Investment
                             Companies:                           0           $0              0               $0

                             Other Pooled Investment
                             Vehicles:                            0           $0              0               $0

                             Other Accounts:                      0           $0              0               $0


POTENTIAL CONFLICTS OF INTERESTS

Aviance believes there are not any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Registrant's investments.

(a)(3)   Compensation Structure of Portfolio Manager(s) or Management
         Team Members

INFORMATION PROVIDED AS OF FEBRUARY 4, 2011.

As Members of Aviance, Christian Bertelsen and Edward Bertelsen receive compensation which is capped at a certain level that can rise annually with inflation. Additional bonuses are based on the overall profitability of the firm. At this time, the cash flow of the company does not support the full amount of the capped draw, therefore Christian Bertelsen and Edward Bertelsen are paid at a discounted level, as cash flow allows. Mark Belanian is paid a monthly salary and is eligible for bonuses based on his performance and the company's profitability. James Neel's compensation is tied to the performance and profitability of the company. As of this date, the performance trigger for compensation to be paid to Mr. Neel has not been met. Aviance employees are offered health/dental insurance through the firm's group policy.

(a)(4)   Disclosure of Securities Ownership

INFORMATION PROVIDED AS OF NOVEMBER 30, 2010


                                             Dollar Range of Registrant
               Name                          Shares Beneficially Owned
               Christian C. Bertelsen                    $0
               James R. Neel                             $0
               Edward C. Bertelsen                       $0
               Mark Belanian                             $0


(b)      Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.


     (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)            First Trust Active Dividend Income Fund
              -----------------------------------------------------------------

By (Signature and Title)*    /s/ James A. Bowen
                             --------------------------------------------------
                             James A. Bowen, Chairman of the Board, President
                             and Chief Executive Officer
                             (principal executive officer)

Date  January 20, 2011
      --------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ James A. Bowen
                             --------------------------------------------------
                             James A. Bowen, Chairman of the Board, President
                             and Chief Executive Officer
                             (principal executive officer)

Date  January 20, 2011
      --------------------


By (Signature and Title)*    /s/ Mark R. Bradley
                             --------------------------------------------------
                             Mark R. Bradley, Treasurer, Chief Financial Officer
                             and Chief Accounting Officer
                             (principal financial officer)

Date  January 20, 2011
      --------------------



* Print the name and title of each signing officer under his or her signature.